Exhibit 4.3

          _________________________________________



                              ELI LILLY AND COMPANY

                                       and

                        MERCHANT'S NATIONAL BANK & TRUST
                             COMPANY OF INDIANAPOLIS

                                  as Trustee


                                 ______________


                                    INDENTURE


                          Dated as of February 21, 1989

                                 ---------------


             Five Year Convertible Notes, issuable in various series


             _________________________________________


                              ELI LILLY AND COMPANY

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of February 21, 1989

Trust Indenture                            Indenture
  Act Section                              Section

Section310(a)(1)..............................609
    (a)(2)....................................609
    (a)(3)....................................Not Applicable
    (a)(4)....................................Not Applicable
    (b)   ....................................608
                                              610
Section311(a)   ..............................613(a)
    (b)   ....................................613(b)
    (b)(2)....................................703(a)(2)
                                              703(b)
Section312(a)   ..............................701
                                              702(a)
    (b)   ....................................702(b)
    (c)   ....................................702(c)
Section313(a)   ..............................703(a)
    (b)   ....................................703(b)
    (c)   ....................................703(a)
                                              703(b)
    (d)   ....................................703(c)
Section314(a)   ..............................704
    (b)   ....................................Not Applicable
    (c)(1)....................................102
    (c)(2)....................................102
    (c)(3)....................................Not Applicable
    (d)   ....................................Not Applicable
    (e)   ....................................102
Section315(a)   ..............................601(a)
    (b)   ....................................602
                                              703(a)(6)
    (c)   ....................................601(b)
    (d)   ....................................601(c)
    (d)(1)....................................601(a)(1)
    (d)(2)....................................601(c)(2)
    (d)(3)....................................601(c)(3)
    (e)   ....................................514
Section316(a)   ..............................101
    (a)(1)(A).................................502
                                              512
    (a)(1)(B).................................513
    (a)(2)....................................Not Applicable
    (b)   ....................................508
Section317(a)(1)..............................503
    (a)(2)....................................504
    (b)   ....................................1003
Section318(a)   ..............................107

                                                         PAGE

Parties................................................    1
Recitals of the Company................................    1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions.............................    1
              Act.....................................    2
              Authenticating Agent....................    2
              Authorized Newspaper....................    2
              Board of Directors......................    2
              Board Resolution........................    2
              Business Day............................    2
              Commission..............................    3
              Common Stock............................    3
              Company.................................    3
              Company Request; Company Order..........    3
              Conversion Price........................    3
              Corporate Trust Office..................    3
              Corporation.............................    3
              Date of Conversion......................    4
              Defaulted Interest......................    4
              Event of Default........................    4
              Holder..................................    4
              Indenture...............................    4
              Interest Payment Date...................    4
              Maturity................................    4
              Officers' Certificate...................    4
              Opinion of Counsel......................    4
              Outstanding.............................    4
              Paying Agent............................    5
              Permitted Transferee....................    5
              Person..................................    6
              Place of Payment........................    6
              Predecessor Security....................    6
              Redemption Date.........................    6
              Redemption Price........................    6
              Regular Record Date.....................    6
              Responsible Officer.....................    7
              Securities..............................    7
              Security Register and Security Registrar    7
              Special Record Date.....................    7
              Stated Maturity.........................    7
              Subsidiary..............................    7
              Trustee.................................    7
              Trust Indenture Act.....................    7
              Vice President..........................    7

                                                         PAGE

SECTION 102.   Compliance Certificates and Opinions....    8
SECTION 103.   Form of Documents Delivered to Trustee..    8
SECTION 104.   Acts of Holders.........................    9
SECTION 105.   Notices, Etc., to Trustee and Company..    10
SECTION 106.   Notice to Holders; Waiver..............    10
SECTION 107.   Conflict With Trust Indenture Act......    11
SECTION 108.   Effect of Headings and Table of Content    11
SECTION 109.   Successors and Assigns.................    11
SECTION 110.   Separability Clause....................    11
SECTION 111.   Benefits of Indenture..................    11
SECTION 112.   Governing Law..........................    12
SECTION 113.   Legal Holidays.........................    12

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.   Forms Generally........................    12
SECTION 202.   Form of Trustee's Certificate of
                 Authentication.......................    13

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.   Amount; Issuable in Series.............    13
SECTION 302.   Denominations..........................    15
SECTION 303.   Execution, Authentication, Delivery
                 and Dating...........................    15
SECTION 304.   Temporary Securities...................    17
SECTION 305.   Registration; Registration of Transfer
                 and Exchange..........................   17
SECTION 306.   Mutilated, Destroyed, Lost and Stolen
                 Securities...........................    19
SECTION 307.   Payment of Interest; Interest Rights
                 Preserved............................    20
SECTION 308.   Persons Deemed Owners..................    21
SECTION 309.   Cancellation...........................    21
SECTION 310.   Computation of Interest................    21


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of
                 Indenture............................    21
SECTION 402.   Application of Trust Money.............    23
SECTION 403.   Satisfaction, Discharge and Defeasance
                 of Securities of Any Series..........    23

                                                         PAGE

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.   Events of Default......................    25
SECTION 502.   Acceleration of Maturity; Rescission
                 and Annulment........................    26
SECTION 503.   Collection of Indebtedness and Suits
                 for Enforcement by Trustee...........    27
SECTION 504.   Trustee May File Proofs of Claim.......    28
SECTION 505.   Trustee May Enforce Claims Without
                 Possession of Securities.............    29
SECTION 506.   Application of Money Collected.........    30
SECTION 507.   Limitation on Suits....................    30
SECTION 508.   Unconditional Right of Holders to
                 Receive Principal, Premium and
                 Interest.............................    31
SECTION 509.   Restoration of Rights and Remedies.....    31
SECTION 510.   Rights and Remedies Cumulative.........    31
SECTION 511.   Delay or Omission Not Waiver...........    32
SECTION 512.   Control by Holders.....................    32
SECTION 513.   Waiver of Past Defaults................    32
SECTION 514.   Undertaking for Costs..................    33
SECTION 515.   Waiver of Stay or Extension Laws.......    33

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities.....    34
SECTION 602.   Notice of Defaults......................    35
SECTION 603.   Certain Rights of Trustee...............    35
SECTION 604.   Not Responsible for Recitals or
                 Issuance of Securities................    37
SECTION 605.   May Hold Securities.....................    37
SECTION 606.   Money Held in Trust.....................    37
SECTION 607.   Compensation and Reimbursement..........    37
SECTION 608.   Disqualification; Conflicting Interests.    38
               (a) Elimination of Conflicting Interest
                    or Resignation.....................    38
               (b) Notice of Failure to Eliminate Con-
                    flicting Interest or Resign........    38
               (c) "Conflicting Interest" Defined......    38
               (d) Definitions of Certain Terms Used
                    in This Section....................    42
               (e) Calculation of Percentages of
                    Securities.........................    43
SECTION 609.   Corporate Trustee Required; Eligibility.    44
SECTION 610.   Resignation and Removal; Appointment
                 of Successor..........................    44

                                                          PAGE

SECTION 611.   Acceptance of Appointment by Successor..    46
SECTION 612.   Merger, Conversion, Consolidation or
                 Succession to Business................    48
SECTION 613.   Preferential Collection of Claims
                Against Company........................    48
               (a)  Segregation and Apportionment
                     of Certain Collections by
                     Trustee; Certain Exceptions.......    48
               (b)  Certain Creditor Relationships
                     Excluded From Segregation and
                     Apportionment.....................    51
               (c)  Definitions of Certain Terms
                     Used in This Section..............    51
SECTION 614.   Authenticating Agents...................    52

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names
                and Addresses of Holders...............    55
SECTION 702.   Preservation of Information;
                Communications to Holders..............    55
SECTION 703.   Reports by Trustee......................    57
SECTION 704.   Reports by Company......................    58

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only
                 on Certain Terms......................    59
SECTION 802.   Successor Corporation Substituted.......    60

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without
                 Consent of Holders....................    60
SECTION 902.   Supplemental Indentures With Consent
                 of Holders............................    61
SECTION 903.   Execution of Supplemental Indentures....    63
SECTION 904.   Effect of Supplemental Indentures.......    63
SECTION 905.   Conformity With Trust Indenture Act.....    63
SECTION 906.   Reference in Securities to Supplemental
                 Indentures............................    63
SECTION 907.   Notice of Supplemental Indenture........    64

                                                          PAGE

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.   Payment of Principal, Premium and
                  Interest.............................    64
SECTION 1002.   Maintenance of Office or Agency........    64
SECTION 1003.   Money for Payment of Securities to be
                  Held in Trust........................    65
SECTION 1004.   Statement as to Compliance.............    66

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.   Applicability of Article...............    67
SECTION 1102.   Election to Redeem; Notice to Trustee..    67
SECTION 1103.   Selection by Trustee of Securities to
                  be Redeemed..........................    67
SECTION 1104.   Notice of Redemption...................    68
SECTION 1105.   Deposit of Redemption Price............    68
SECTION 1106.   Securities Payable on Redemption Date..    69
SECTION 1107.   Securities Redeemed in Part............    69
SECTION 1108.   Redemption at Holder's Option..........    69

                                 ARTICLE TWELVE

                                   CONVERSION

SECTION 1201.   Conversion Privilege...................    72
SECTION 1202.   Manner of Exercise of
                  Conversion Privilege ................    73
SECTION 1203.   Cash Adjustment Upon Conversion........    74
SECTION 1204.   Conversion Price.......................    74
SECTION 1205.   Adjustment of Conversion Price.........    74
SECTION 1206.   Effect of Reclassifications,
                  Consolidations, Mergers or Sales
                  on Conversion Privilege .............    78
SECTION 1207.   Taxes on Conversion....................    79
SECTION 1208.   Company to Reserve Capital Stock ......    79
SECTION 1209.   Disclaimer by Trustee of Respon-
                  sibility for Certain Matters ........    79
SECTION 1210.   Company to Give Notice of
                  Certain Events.......................    80

SIGNATURES AND SEALS...................................    82
ACKNOWLEDGMENTS........................................    83
          INDENTURE, dated as of February 21, l989, between ELI LILLY AND COMPANY, a corporation duly organized and existing under the laws of the State of Indiana (herein called the "Company"), having its principal office at Lilly Corporate Center, Indianapolis, Indiana 46285, and MERCHANT'S NATIONAL BANK & TRUST COMPANY OF INDIANAPOLIS, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee"), having its principal corporate trust office at One Merchant's Plaza, Indianapolis, Indiana 46255.

                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured Five-Year Convertible Notes (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          The Securities are issuable pursuant to a Plan and Agreement of Reorganization and Merger dated as of November 30, 1988, among the Company, Trans-SW Company, and Devices for Vascular Intervention, Inc. (the "Acquisition Agreement").

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

               (4) the words, "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Authenticating Agent" means any agent of the Trustee which at any time shall be appointed and acting pursuant to the provisions of Section 614.

          "Authorized Newspaper" means a newspaper of general circulation in New York City, Indianapolis, San Francisco or Los Angeles, printed in the English language and customarily published on each business day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

          "Board of Directors" means the board of directors of the Company or the executive committee or any other duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by or pursuant to law, regulation or executive order to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means the common stock ($.62-1/2) par value) of the Company as the same exists at the date of this Indenture as originally executed or as such stock may be constituted from time to time, except that for the purpose of Section 1205 the term "Common Stock" shall also mean and include stock of the Company of any class, whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the Company, without limit as to amount or percentage.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or any Vice President, and by its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

          "Conversion Price" means the price per share of Common Stock from time to time in effect at which Securities may be converted into Common Stock as provided in the Board Resolution or supplemental indenture establishing the series of convertible Securities.

          "Corporate Trust Office" means the principal office of the Trustee in the City of Indianapolis, State of Indiana, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Indenture, except that with respect to presentation of Securities for registration or transfer and exchange, such term shall mean the office or agency in said City at which at any particular time its corporate agency business shall be conducted.

          "Corporation" includes corporations, associations, companies and business trusts.

          "Date of Conversion" means the date on which any Security shall be surrendered for conversion and notice given in accordance with the provisions of Article Twelve.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Event of Default" has the meaning specified in Section 501.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 102, if applicable.

          "Opinion of Counsel" means a written opinion of counsel who may be counsel for or an employee of the Company. Each Opinion of Counsel shall contain the statements provided in Section 102, if applicable.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

               (iv)  Securities converted into Common Stock.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Permitted Transferee" means (i) for an initial holder of a Security who is a natural person, (A) the initial holder's spouse, ancestors, linear descendents, whether adopted or by the whole or half blood, brothers and sisters, whether adopted or by the whole or half blood, or any spouse of such persons (collectively, such person's "Immediate Family"), (B) any charitable institution for which a deduction is allowable under Section 170, 2055 or 2522 of the Internal Revenue Code of 1986, as amended (each a "Charitable Institution"), and (C) a trust, partnership or corporation at least 90 percent of the beneficial interest, partnership interest or capital stock of which is is held by the initial holder or members of the initial holder's Immediate Family;
(ii) for an initial holder that is either (x) a trust for the benefit of Charitable Institutions, a natural person's Immediate Family or both, or (y) a common law trust having as beneficiaries only natural persons and no more than 15 such persons, the beneficiaries of the trust; (iii) for an initial holder which is a corporation, the survivor of a merger or consolidation involving the initial holder; (iv) for an initial holder which is a corporation or partnership having as shareholders or partners only natural persons and no more than 15 such persons, the shareholders or partners of the initial holder; (v) transferees by operation of law upon the death of the initial holder and (vi) pledgees of the initial holder.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or Security shall be deemed to evidence the same debt mutilated, destroyed, lost or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301, which date shall be the fifteenth day of the calendar month in which such Interest Payment Date occurs such Interest Payment Date is the last day of a calendar month, whether or not such day shall be a Business Day.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means any corporation of which the Company directly or indirectly owns or controls stock which under ordinary circumstances (not dependent upon the happening of a contingency) has voting power to elect more than 50% of the board of directors of such corporation.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as further amended from time to time and in force at the date as of which this instrument was executed, except as provided in Section 905.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.  Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization , direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such act upon such Security.

SECTION 105.  Notices, etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with
respect to other Holders.   Where this Indenture provides for notice in any
manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.



SECTION 112.  Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                                 SECURITY FORMS


SECTION 201.  Forms Generally.

          The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto (which form shall be in substantially the form of Exhibit C to the Acquisition Agreement), in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security approved by or pursuant to such Board Resolution, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Trustee's Certificate of
              Authentication.

          This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

                              Merchant's National Bank
                              & Trust Company
                              of Indianapolis

                                                       ,
                              ---------------------------
                              as Trustee


                              By
                              --------------------------

                                Authorized Officer


                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 301.  Amount; Issuable in Series.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $50,000,000.

          There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

               (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or
     1202);

               (3) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof;

               (4) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

               (5) the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 1002;

               (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (7) the terms, if any, upon which the Holders may convert their Securities into Common Stock;

               (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

               (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

               (10) the application, if any, of Section 403;

               (11) any deletions or modifications permitted hereunder of or additions to the Events of Default set forth in Section 501 or covenants of the Company set forth in Article Ten pertaining to the Securities of the series;

               (12) the form of the Securities of the series; and

               (13) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302.  Denominations.

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $10,000 and any integral multiple thereof. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

SECTION 303.  Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:

               (1) an Officers' Certificate complying with Section 102 and stating to the best knowledge of the signers of such certificate no Event of Default, with respect to any series of Securities shall have occurred and be continuing; and

               (2) an Opinion of Counsel complying with Section 102 and stating:

                    (a) the form of such Securities have been established in conformity with the provisions of this Indenture;

                    (b) the terms of such Securities have been established in conformity with the provisions of this Indenture; and

                    (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

          The Trustee shall have the right to decline to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Such exchange shall be made by the Company at its expense and without any charge therefor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  Registration; Registration of Transfer and
              Exchange.

          The Securities may not be transferred, conveyed, assigned or negotiated unless the Security Registrar receives from the proposed transferee a completed and executed affidavit in the form attached as Exhibit A hereto, to the effect that the proposed transferee is a Permitted Transferee and will be the beneficial owner of the Security.

          The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of such Securities and of transfers of such Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, along with evidence satisfactory to the Company and the Trustee that the contemplated transfer is permissible pursuant to the terms hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

          In no case shall there be more than one Security Register for a series of Securities.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series so selected for redemption, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen
              Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest will be paid by the Company to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing as to the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.  Computation of Interest.

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.



                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 401.   Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture or any series of Securities hereunder, the obligations of the Company to the Trustee under Section 607 and the rights, privileges and immunities of the Trustee under this Indenture and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Sections 401 and 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 403.  Satisfaction, Discharge and Defeasance of
              Securities of Any Series.

          If this Section is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

          (1)  either

               (A) with respect to all Outstanding Securities of such series,

                    (i) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section, as the case may be; or

                    (ii) the Company has deposited or caused to be deposited with the Trustee as obligations in trust for the purpose such amount of direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section, as the case may be; or

               (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series; and

          (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

          Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity pursuant to any optional redemption provisions, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

          Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that, the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 305 or 306.


                                  ARTICLE FIVE

                                    REMEDIES


SECTION 501.  Events Of Default.

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series, or any Security of any other series, when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series, or any Security of any other series, at its Maturity; or

          (3) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a default pursuant to clauses (1) or (2) of this Section 501, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (5) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (6) any other Event of Default provided with respect to Securities of that series.

          Subject to Section 601 hereof, the Trustee shall not be charged with any knowledge of such Event of Default unless (A) a Responsible Officer of the Trustee assigned to its Corporate Trust Office shall, as such officer, have actual knowledge of such Event of Default, or (B) written notice thereof shall have been given to the Trustee by the Company, by the Holder of any Security or by the trustee then acting under such indenture under which such Event of Default shall have occurred.

SECTION 502.  Acceleration of Maturity; Rescission Annulment.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of more than 50% in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for
              Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for the period of grace provided for with respect to such Security, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, then immediately upon such a default,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.  Limitation on Suits.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of more than 50% in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 512) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508.   Unconditional Right of Holders to Receive
               Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and shall have such rights to convert such Securities as shall be set forth in the Board Resolution or supplemental indenture establishing such convertible series, and to institute suit for enforcement of such rights, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 51l.  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

          The Holders of more than 50.0% in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture and shall not involve the Trustee in personal liability,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee shall have been offered satisfactory indemnification as required by Section 603.

SECTION 513.  Waiver of Past Defaults.

          The Holders of more than 50% in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (premium, if any) or interest on any Security of such series or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Security.

SECTION 515.  Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture: and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 601.  Certain Duties and Responsibilities.

               (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

               (b) In case an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of more than 50% in principal amount of the Outstanding Securities of any series, given pursuant to Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

               (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by first-class mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  Certain Rights of Trustee.

          Except as provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604.   Not Responsible for Recitals or Issuance of
               Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any shares of Common Stock issuable upon conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

          Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee upon demand from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

SECTION 608.  Disqualification; Conflicting Interests.

               (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

               (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

               (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

                    (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph (A) the Indenture dated as of May 15, 1985 between the Company and the Trustee, as supplemented on May 15, 1985 and December 22, 1986, relating to the Company's Convertible Debentures Due 1994, Series A and Series B and
          (B) this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                         (i) this Indenture and such other indenture or
               indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                         (ii) the Company shall have sustained the burden of
               proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                    (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

                    (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                    (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                    (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                    (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                    (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                    (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                    (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

          The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

          (d) For the purposes of this Section:

               (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

               (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

               (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

               (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the person.

               (5) The term "Company" means any obligor upon the Securities.

               (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

               (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

               (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

               (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

               (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                    (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                    (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                    (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                    (iv) securities held in escrow if placed in escrow by the issuer thereof;

          provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

               (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609.  Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of
              Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee and Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of more than 50% in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d) If at any time:

               (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder, or

               (2) the Trustee for a series shall cease to be eligible under
     Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of more than 50% in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless, its lien, if any, provided for by Section 607.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject, nevertheless, to its lien, if any, provided for by Section 607.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against
              Company.

          (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

               (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

               (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
Trustee:


                    (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                    (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                    (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

                    (D) to receive payment on any claim referred to in paragraph
          (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                    (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

                    (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

               (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

               (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture

               (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

               (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

               (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

               (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

          (c)  For the purposes of this Section only:

               (1) the term "default" means any failure to make payment in full of the principal of (or premium, if any) or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

               (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

               (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

               (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation

               (5) the term "Company" means any obligor upon the Securities; and

               (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 614.  Authenticating Agents.

          There may be an Authenticating Agent or Authenticating Agents with respect to one or more series of Securities appointed by the Trustee from time to time with power to act on its behalf and subject to its direction in connection with the authentication and delivery of Securities of such series issued upon exchange, transfer or redemption thereof as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized to authenticate and deliver Securities, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Indenture (except in the case of original issuance of the Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities), the authentication and delivery of Securities by an Authenticating Agent appointed pursuant to the provisions of this Section shall be deemed to be the authentication and delivery of such Securities "by the Trustee," and whenever this Indenture provides (except in the case of original issuance of the Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities) that "the Trustee shall authenticate and deliver" Securities, such authentication and delivery by any Authenticating Agent shall be deemed to be authentication and delivery by the Trustee. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or the District of Columbia, with a combined capital and surplus of at least $10,000,000 and authorized under such laws to act as an authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of its condition at least annually, pursuant to law or the requirements of such authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible to act as such in accordance with the provisions of this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent or such successor corporation.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon a termination, or in case at any time any Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent. Upon the appointment, at any time after the original issuance of any of the Securities, of any successor, additional or new Authenticating Agent, the Trustee shall give written notice of such appointment to the Company and shall at the expense of the Company mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment pursuant to the provisions of this Section shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if initially named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible to act as such in accordance with the provisions of this Section.

          Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate and deliver Securities when presented to it in connection with exchanges, registrations of transfer or redemptions thereof; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation and expenses for its services (to the extent such compensation is not paid by the Company), and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 607.

          The provisions of Sections 104, 603(a), (b), (c), (d), (f) and (g), 604 and 607 (insofar as they pertain to indemnification) shall inure to the benefit of each Authenticating Agent to the same extent that they inure to the benefit of the Trustee,


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series as of the preceding January 1 or July 1, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

notwithstanding the foregoing, so long as the Trustee is the Security Registrar with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

SECTION 702.  Preservation of Information; Communications to
              Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders of any series (herein referred to as "applicants") apply in writing to the Trustee and such application states that the applicants desire to communicate with other Holders of such series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within ten business days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

               (ii) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
     Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail by first-class mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail by first-class mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail by first-class mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.  Reports by Trustee.

          (a) On or before July 15 of each year commencing with the year 1989, the Trustee shall transmit by first-class mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of the preceding May 15 with respect to:

               (1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

               (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

               (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

               (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

               (5) any additional issue of Securities which the Trustee has not previously reported; and

               (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

          b) The Trustee shall transmit by first-class mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) The Trustee shall, at the time of the transmission to the holders of Notes of any report pursuant to the provisions of this Section 703, file a copy of such report with each stock exchange upon which the Notes are listed and also with the Commission. The Company agrees to notify the Trustee when, as and if the Notes become listed on any stock exchange.

SECTION 704.  Reports by Company.

          The Company shall:

               (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, (A) within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
     (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission and (B) within 30 days after dispatch thereof to holders of Common Stock, any and all quarterly and annual reports sent to holders of Common Stock generally.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain
              Terms.

          The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

               (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

               (2) if a supplemental indenture is required in connection with such transaction, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Corporation Substituted.

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of such lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of
              Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

               (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities specifying the series to which such Event of Default is applicable); or

               (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

               (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision; or

               (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

               (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such other provisions as may be made shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

provided, however, that no such supplemental indenture shall modify the form of the Security set forth in Exhibit C to the Acquisition Agreement.

SECTION 902.  Supplemental Indentures With Consent of
              Holders.

          With the consent of the Holders of more than 50% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7), or

               (4) adversely affect any conversion rights of any Security.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive (in addition to the opinion which the Trustee is entitled to receive pursuant to Section 303), and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity With Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental
              Indentures.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 907.  Notice of Supplemental Indenture.

          Promptly after execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Article Nine, the Company shall mail a notice to the Holders setting forth the general terms of such supplemental indenture.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain an office or agency in each Place of Payment for each series of Securities where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. The Corporate Trust Office of the Trustee shall be such agency in the City of Indianapolis, State of Indiana, and the principal corporate trust office of each Paying Agent, if any, with respect to a series of securities shall be such agency in the city where such office is located unless in any case the Company shall maintain some other office or agency for such purpose and give the Trustee written notice of the location thereof. If at any time the Company shall fail to maintain such office or agency in each Place of Payment or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee or the principal corporate trust office of the Paying Agent, if any, in the City of Indianapolis, State of Indiana, as the case may be, and the Company hereby appoints the Trustee and the Paying Agent, if any, in the City of Indianapolis, State of Indiana, its agents to receive all such presentations, surrenders, notices and demands.

SECTION 1003.  Money for Payment of Securities to be
               Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal, premium, if any, or interest; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Statement as to Compliance.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by any two of the Chairman of the Board, the President, a Vice President or the Treasurer of the Company stating that:

               (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

               (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Securities to be
               Redeemed.

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

               (1) the Redemption Date;

               (2) the Redemption Price;

               (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date; and

               (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.  Deposit of Redemption Price.

          At or prior to the opening of business on the date one day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been converted into Common Stock prior to the date of such deposit.

          If any Security or portion thereof called for redemption is converted into Common Stock, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security or portion thereof shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provision Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1108.  Redemption at Holder's Option.

          (a) Mandatory Redemption. If, with respect to any series of Securities, at any time prior to the fifth anniversary of the date of original issuance of such series, (i) a Designated Event shall occur, (ii) on the day immediately prior to the first public announcement of the Designated Event or the occurrence of such Designated Event, whichever shall first occur (the "Designated Event Date") the Prevailing Rating of each series of the Securities or of any other class or series of senior debt of the Company by Standard & Poor's Corporation ("S&P") is at least BBB- or the Prevailing Rating of each series of the Securities or of any other class or series of senior debt of the Company by Moody's Investors Service, Inc. ("Moody's"), is at least Baa3, and
(iii) on any date within 90 days after the Designated Event Date such Prevailing Rating is reduced, in the case of S&P to less than BBB- or, in the case of Moody's to less than Baa3, then each holder of Securities will have the right, at such holder's option, to require the Company to redeem all (but not less than all) of the Securities held by such holder at the applicable Put Price. The first date on which all of the conditions specified in clauses (i) through (iii) are satisfied in respect of any Designated Event is referred to herein as a "Redemption Trigger Date".

          The Redemption Date in respect of any Designated Event will be the 60th day after the Redemption Trigger Date in respect of such Designated Event (unless such day is not a business day in which case the Redemption Date will be the next succeeding business day). On or before the 30th day after each Redemption Trigger Date, the Company will mail to all holders of Securities a notice (a "Redemption Obligation Notice") describing such holders' right of mandatory redemption, the date before which such right of redemption must be exercised, the procedures that holders must follow to exercise such right of redemption and the applicable Redemption Date. The Company will also cause a copy of such notice to be published in a newspaper of general circulation in the Borough of Manhattan, City of New York.

          In order for a Security to be validly tendered for redemption, the Company must receive, no later than 4:30 p.m. Indianapolis time on the fifth business day preceding the applicable Redemption Date, the Security or Securities to be redeemed (accompanied by duly endorsed instruments of transfer in blank) together with a written notice of election to redeem Securities (a "Redemption Notice"'), at the Corporate Trust Office (or such other agency or office of the Company in the City of Indianapolis, Indiana, of which the Company may notify holders of the Securities in the applicable Redemption Obligation Notice. All Redemption Notices and tenders of Securities for redemption pursuant thereto will be irrevocable. All payments of the Redemption Price of Securities will be made to the registered holder of the redeemed Security in New York Clearing House funds at the above office or will be mailed to such holder at its address listed on the register maintained by the Trustee.

          Notwithstanding the foregoing, in the event of a Triggering Event occurring on or before the first anniversary of the original issuance of a particular series of Securities, the Holders of such series of Securities shall in no event be entitled to tender such Securities for redemption prior to such first anniversary, and the Redemption Date shall be deemed to be thirty days after such first anniversary.

          (b) Designated Event. The term "Designated Event" means any one or more of the following:

               (i) (A) the Company directly or indirectly, consolidates with or merges into any other Person, or sells, leases or otherwise transfers all or substantially all of its assets to any Person, or (B) any agreement is entered into by the Company providing for any of the foregoing; or

               (ii) any person or group (as defined in Section 13(d)(3) of the 1934 Act), other than any employee benefit plan of the Company or any Subsidiary, and other than the Lilly Endowment, Inc., together with any affiliates and associates of any thereof, becomes or is the beneficial owner (as defined in Section 13(d)(3) of the 1934 Act) of Voting Securities representing 30% or more of the Voting Power of all outstanding Voting Securities (the Designated Event specified in this clause (ii) shall be conclusively presumed to have occurred upon the filing with the Commission of a Schedule 13D or an amendment thereto pursuant to Section 13(d) of the 1934 Act and the rules and regulations thereunder, indicating that the Designated Event specified in this clause (ii) occurred); and

and, in the case of either clause (i) or (ii) of this Section 1108(b) such Designated Event has not been approved by a majority of the Disinterested Directors.

          (c)  Certain Definitions.

          "Disinterested Director" means (i) any member of the Board of Directors who was serving as such prior to the occurrence of any Designated Event or (ii) any person who subsequently becomes a member of the Board of Directors to fill a vacancy created by an increase in the size of the Board of Directors, if such person's nomination for election to the Board of Directors is approved by a majority of the Disinterested Directors, or (iii) any successor of a Disinterested Director, if such person's nomination for election to the Board of Directors is approved by a majority of the Disinterested Directors.

          "Prevailing Rating" of any series of the Securities on any date means the rating of such series of Securities by S&P or Moody's as of the close of business on such date.

          "Put Price" means for any Security (i) 100% of the principal amount of such Security, and (ii) all accrued but unpaid interest on such Security to the Redemption Date.

          "Voting Power" means the aggregate number of votes to which the holders of all outstanding Voting Securities are entitled in the election of directors of the Company, assuming conversion or exchange of all outstanding Convertible Securities at the highest conversion or exchange rate at which they can be converted or exchanged and assuming the exercise of all Options.

          "Voting Securities" means all of the Company's (i) Common Stock, (ii) securities for any class or kind having power to vote for the election of directors ("Other Voting Securities"), (iii) securities that are convertible into or exchangeable for Common Stock or Other Voting Securities ("Convertible Securities") (which shall be counted at the highest conversion rate at which they can be converted or exchanged) and (iv) options or other rights to purchase or acquire Common Stock, Other Voting Stock, or Convertible Securities (whether presently exercisable or not) issued and outstanding as of such date ("Options"), and shall include in all cases any such Voting Securities during any period such Voting Securities may be subject to the voting limitation provisions of the Indiana Control Share Statue.


                                 ARTICLE TWELVE

                                   CONVERSION


SECTION 1201.  Conversion Privilege.

          Subject to and upon compliance with the provisions of this Article Twelve, at the option of the Holder, any series of Securities, may, at the times and prices set forth in the supplemental indenture establishing such series, be converted at the principal amount thereof into shares of Common Stock, as said shares shall be constituted at the Date of Conversion. In case a Security or a portion thereof is subject to a valid election to redeem pursuant to Section 1108 hereof, such conversion right in respect of the Security or portion so to be redeemed shall expire at the close of business on the Redemption Date, unless the Company shall default in the payment of the Put Price and accrued interest, if any.

SECTION 1202.  Manner of Exercise of Conversion Privilege.

          In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Company at its office or agency in the City of Indianapolis, State of Indiana, together with the conversion notice which shall be provided on the Security (or separate written notice) duly executed, and, if so required by the Company, accompanied by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by his duly authorized attorney in writing. Securities so surrendered during the period from the close of business on the Regular Record Date preceding an Interest Payment Date to the opening of business on such Interest Payment Date shall (unless the Holder of any such Securities or the portion thereof being converted shall have elected pursuant to
Section 1108 hereof to cause the Company to redeem such Securities or the portion thereof being converted on a Redemption Date during such period, in which event no interest shall be payable with respect to such Securities or portion thereof, as the case may be, following such Redemption Date) also be accompanied by payment in the form of a certified or cashier's check or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Securities then being converted; provided, however, that no such payment need be made if there shall exist, at the time of conversion, a default in the payment of interest on the Securities. Except as provided in the immediately preceding sentence, no adjustment shall be made for interest accrued on any Security that shall be converted or for dividends on any shares of Common Stock that shall be delivered upon the conversion of such Security. The funds so delivered to such office or agency shall be paid to the Company on or after such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which event such funds shall be repaid to the Person who delivered the same. As promptly as practicable after the surrender of any such Security for conversion as aforesaid, the Company shall deliver at said office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares deliverable upon the conversion of such Security or portion thereof and a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such conversion, all as provided in this Article Twelve, together with a Security or Securities in principal amount equal to the unconverted portion, if any, of the Security so converted. Such conversion shall be deemed to have been effected on the date on which such notice shall have been received at said office or agency and such Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be deliverable upon such conversion shall be deemed to have become on said date the Holder or Holders of record of the shares represented thereby, provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificates are to be delivered as the record Holder or Holders thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date of such surrender.

SECTION 1203.  Cash Adjustment Upon Conversion.

          The Company shall not be required to deliver fractions of shares of Common Stock upon conversions of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be deliverable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered.
If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any Security or Securities, the Company shall make an adjustment therefor in cash equal to the current market value of such fractional interest computed to the nearest cent either on the basis of the closing market price as reported in the New York Stock Exchange - Composite Transactions Index (or successor index thereto) on the last Business Day prior to the Date of Conversion or, if there were no trades on such last Business Day, on the basis of the closing market price as reported in the New York Stock Exchange - Composite Transactions Index on the next preceding day on which a trade was made.

SECTION 1204.  Conversion Price.

          The initial Conversion Price shall be as specified in the supplemental indenture establishing the series of convertible Securities, subject to adjustment as provided in this Article Twelve.

SECTION 1205.  Adjustment of Conversion Price.

          The Conversion Price shall be adjusted from time to time as follows:

               (a) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subdivision (a) shall become effective, in the case of a dividend, on the payment date retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend, subject to the provisions of paragraph (f) of this Section 1205, and shall become effective in the case of a subdivision or combination immediately after the opening of business on the day following the day when such subdivision or combination, as the case may be, becomes effective.

               (b) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, issue rights or warrants to all holders of its shares of common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in paragraph (d) below) at such record date, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted as follows: the number of shares of Common Stock into which $10,000 principal amount of Securities was theretofore convertible shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price; and the Conversion Price shall be adjusted by dividing $10,000 by the new number of shares into which $10,000 principal amount of Securities shall be convertible as aforesaid. Such adjustment shall become effective on the date of such issuance retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such rights or warrants, subject to the provisions of paragraph (f) of this Section 1205. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less that such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the-Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

               (c) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, distribute to all holders of shares of its Common Stock evidences of its indebtedness or securities or assets (excluding cash dividends or cash distributions payable out of consolidated net earnings or retained earnings, or dividends payable in shares of Common Stock) or rights or warrants to subscribe therefor (but excluding rights or warrants referred to in paragraph (b) above), the Conversion Price in effect immediately prior to such distribution shall be adjusted by multiplying the number of shares of Common Stock into which $10,000 principal amount of Securities was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in paragraph (d) below) on the record date for such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of such evidences of indebtedness, securities or assets or of such subscription rights or warrants so distributed applicable to one share of Common Stock; and the Conversion Price shall be adjusted by dividing $10,000 by the new number of shares into which $10,000 principal amount of Securities shall be convertible as aforesaid. Such adjustment shall become effective on the date of such distribution retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such distribution, subject to the provisions of paragraph (f) of this Section 1205. For the purposes of this paragraph (c) consolidated net earnings or retained earnings shall be computed by adding thereto all charges against retained earnings on account of dividends paid in shares of Common Stock in respect of which the conversion price has been adjusted, all as determined by the independent public accountants then regularly auditing the accounts of the Company, whose determination shall be conclusive.

               (d) For the purpose of any computation under paragraphs (b) and
     (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the market values of the shares of Common Stock for the ten consecutive Business Days immediately preceding the day in question. The market value of the Common Stock for each day shall be determined as provided in Section 1203 hereof.

               (e) Except as herein otherwise provided, no adjustment in the Conversion Price shall be made by reason of the issuance, in exchange for cash, property or services, of shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or carrying the right to purchase any of the foregoing.

               (f) If the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or any subscription or purchase rights or any distribution and shall, thereafter and before the distribution to shareholders of any such dividend, subscription or purchase rights or distribution, legally abandon its plan to pay or deliver such dividend, subscription or purchase rights or distribution, then no adjustment of the Conversion Price shall be required by reason of the taking of such record.

               (g) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Twelve shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.
               (h) Whenever the Conversion Price is adjusted as herein provided, the Company shall (i) forthwith place on file at the Corporate Trust Office of the Trustee an Officers' Certificate showing in detail the facts requiring such adjustment and the Conversion Price after such adjustment and shall exhibit the same from time to time to any Holder desiring an inspection thereof, and (ii) cause a notice stating that such adjustment has been effected and the adjusted Conversion Price to be mailed to the holders of Securities at their last addresses as they shall appear on the Security Register.

SECTION 1206.  Effect of Reclassifications, Consolidations,
               Mergers or Sales on Conversion Privilege.

          In case of any reclassification or change of outstanding shares of the class of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with one or more other corporations (other than a merger of consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities), or in case of the merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of capital stock or other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. In any such case the Company, or such successor or purchasing corporation as the case may be, shall execute with the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act of 1939 as in force at the date of the execution of such supplemental indenture) containing provisions to the effect set forth above in this Section 1206 and providing further for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Twelve; and any such adjustment which shall be approved by the Board of Directors and set forth in such supplemental indenture shall be conclusive for all purposes of this Section, and the Trustee shall not be under any responsibility to determine the correctness of any provision contained in such supplemental indenture relating to either the kind or amount of shares of stock or securities or property receivable by Debentureholders upon the conversion of their Debenture after any such reclassification, change, consolidation, merger, sale, or conveyance.

          The above provisions of this Section 1206 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances.

SECTION 1207.  Taxes on Conversions.

          The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 1208.   Company to Reserve Capital Stock.

          The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares and of its issued shares held in its treasury, or both, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding convertible Securities.

          If any shares of Common Stock reserved or to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          The Company covenants that all shares of Common Stock which may be delivered upon conversion of Securities shall upon delivery be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue or delivery thereof.

SECTION 1209.  Disclaimer by Trustee of Responsibility for
               Certain Matters.

          Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, subject, however, to the provisions of Section 601 of this Indenture. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property which may at any time be issued or delivered upon the conversion of any Security; and neither of them makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to
Section 601, to comply with any of the covenants of the Company contained in this Article Twelve.

SECTION 1210.  Company to Give Notice of Certain Events.

          In the event

               (1) that the Company shall pay any dividend or make any distribution to the holders of shares of Common Stock otherwise than a regular quarterly dividend in cash charged against consolidated net earnings or retained earnings of the Company and its consolidated subsidiaries or in Common Stock; or

               (2) that the Company shall offer for subscription or purchase, pro rata, to the holders of shares of Common Stock any additional shares of stock of any class or any securities convertible into or exchangeable for stock of any class; or

               (3) of any reclassification or change of outstanding shares of the class of Common Stock issuable upon the conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of any merger or consolidation of the Company with, or merger of the Company into, another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities), or of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety;

then, and in any one or more of such events, the Company will give to the Trustee and each conversion agent written notice thereof at least fifteen days prior to (i) the record date fixed with respect to any of the events specified in (1) and (2) above, and (ii) the effective date of any of the events specified in (3) above; and shall mail promptly a copy of such notice to the Holders of Securities at their last addresses as they shall appear upon the Security Register. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale or transfer.

                                      * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
                              SIGNATURES AND SEALS


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written




(Corporate Seal)               ELI LILLY AND COMPANY


ATTEST:



__________________________     By________________________





(Corporate Seal)               MERCHANT'S NATIONAL BANK
                               & TRUST COMPANY OF
                               INDIANAPOLIS, as Trustee


ATTEST:



__________________________     By________________________


                                 ACKNOWLEDGMENT



STATE OF                       )
                               :     ss.:
COUNTY OF                      )



          On the ________ day of                , in the year 1989, before me
personally came                    , to me known, who, being by me duly sworn,
did depose and say that he resides at __________________, that he is _______________, of ELI LILLY AND COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



(NOTARIAL SEAL)                 __________________________

                                 ACKNOWLEDGMENT



STATE OF                       )
                               :     ss.:
COUNTY OF                      )


          On the -------------- day of ---------------, in the year 1989, before
me personally came                    , to me known, who, being by me duly
sworn, did depose and say that he resides at ------------------, that he is ---- --------------, of MERCHANT'S NATIONAL BANK & TRUST COMPANY OF INDIANAPOLIS, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



(NOTARIAL SEAL)                 ------------------------------------